UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008

ENB Financial Corp

(Exact name of registrant as specified in its charter)

Pennsylvania	To Be Assigned	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Main Street, Ephrata, Pennsylvania	17522
(Address of principal executive offices)	(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events.

Registration of Securities Under Rule 12g-3
Under the Securities Exchange Act of 1934, as amended

Effective July 1, 2008, ENB Financial Corp (the “Registrant”) acquired all of the outstanding stock of The Ephrata National Bank (the “Bank”) in a holding company reorganization (the “Reorganization”) pursuant to a Plan of Reorganization and Agreement and Plan of Merger, both dated January 14, 2008 (the “Agreements”). The Agreements were approved and adopted by the shareholders of the Bank at its annual meeting of shareholders held on April 15, 2008. Under the terms of the Agreements, the Bank merged with and into The Ephrata Interim National Bank and the shares of the Bank’s common stock were exchanged for shares of the Registrant’s common stock, par value $0.20 per share (“Common Stock”), on a one-for-one basis. As a result, the Bank became a wholly owned subsidiary of the Registrant, the Registrant became the holding company for the Bank and the shareholders of the Bank became shareholders of the Registrant. The 2,869,557 shares of Common Stock issued in connection with the Reorganization were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(12) thereunder.

As a result of the Reorganization, the Registrant became the successor issuer to the Bank pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prior to the Reorganization, the Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, was required to file reports, proxy statements and other information with the Office of the Comptroller of the Currency (the “OCC”). Such information filed by the Bank with the OCC may be inspected and copied at the public reference facilities maintained by the OCC in Washington, D.C. at 250 E Street SW, Washington, DC 20219. The last report that the Bank filed with the OCC was its Quarterly Report on Form 10-Q for the period ended March 31, 2008, as filed on May 12, 2008.

This Form 8-K is being filed by the Registrant as the initial report of the Registrant to the Securities and Exchange Commission (the “Commission”) and as notice that the Registrant is the successor issuer to the Bank under Rule 12g-3 under the Exchange Act. As a result, the Common Stock is deemed to be registered under Section 12(g) of the Exchange Act, and the Registrant is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports, proxy statements and other information with the Commission. The first periodic report to be filed by the Registrant with the Commission will be its Quarterly Report on Form 10-Q for the period ended June 30, 2008.

For further information, please refer to the copy of the Agreements filed herewith as Exhibit 2.1 and 2.2 and incorporated herein by reference.

Description of Registrant’s Capital Stock

The description of the authorized capital stock of the Registrant is qualified in its entirety by reference to applicable provisions of Pennsylvania law and the Registrant’s Articles of Incorporation and Bylaws, which are attached as Exhibits 3.1 and 3.2 to this Current Report and are incorporated by reference into this Item 8.01.

Common Stock

Authorized Capital. The aggregate number of shares that the Registrant has authority to issue is 12,000,000 shares of common stock, par value of $.20 per share.

Voting Rights.  Each share of common stock entitles its holder to one vote on all matters upon which shareholders have the right to vote.  Shareholders can cumulate their votes in the election of directors.

Preemptive Rights.  ENB Financial Corp's common stock does carry preemptive subscription rights.

Liquidation.  In the event of liquidation, dissolution, or winding up of the Registrant, the holders of common stock are entitled to share in all assets remaining after payment of liabilities on a pro rata basis.

Liability for Further Assessments.  The Registrant will not subject shareholders to further assessments on their shares of common stock.

Sinking Fund Provision.  The common stock does not require a separate capital reserve maintained to pay shareholders with preferential rights for their investment in the event of liquidation or redemption.   However, in the future, the Registrant may issue preferred shares that require such a fund, in which case legal restrictions may require the Registrant to maintain the fund prior to paying dividends.

Redemption or Conversion Rights.  The holders of common stock do not have a right of redemption, which is the right to sell their shares back to the Registrant, nor do they have a right to convert their shares to other classes or series of stock, such as preferred stock.

Dividends.  Each shareholder is entitled to receive dividends that may be declared by the board of directors out of legally available funds.

Under the Pennsylvania Business Corporation Law, the Registrant may not pay a dividend if afterwards:

•	the Registrant would be unable to pay its debts as they become due, or

•	the Registrant’s total assets would be less than its total liabilities plus an amount needed to satisfy any preferential rights of shareholders.

Anti-Takeover Provisions in Articles and Bylaws

The Registrant’s articles of incorporation and bylaws contain a number of provisions that could be considered anti-takeover in purpose and effect.  These provisions generally permit the board of directors to have as much flexibility as possible to issue additional shares, without prior shareholder approval, for proper corporate purposes, including financing, acquisitions, stock dividends, stock splits, and employee incentive plans.  However, these additional shares may also be used by the board of directors to deter future attempts to gain control over the Registrant.  The Registrant’s anti-takeover provisions differ from state law but consistent with that of The Ephrata National Bank in order to comply with law and effect its reorganization into a one-bank holding company.

Supermajority Vote for Approval of Extraordinary Transactions.  Another anti-takeover provision is the requirement in the articles of incorporation that the affirmative vote of the holders of at least two-thirds of the outstanding shares must approve any merger, consolidation, dissolution or liquidation of the Registrant, or the sale of all or substantially all of its assets.  These provisions ensure that any extraordinary corporate transaction would occur only if it receives a clear mandate from the shareholders.

Authorization to Consider Various Factors in Tender Offers. Another anti-takeover provision in the Pennsylvania corporate law relevant to the Registrant enables the board of directors to oppose a tender offer on the basis of factors other than economic benefit to shareholders, such as:

•	the impact the acquisition of the Registrant would have on the community,

•	the effect of the acquisition upon shareholders, employees, depositors, suppliers and customers, and

•	the reputation and business practices of the tender offer.

This provision permits the Registrant to recognize our responsibilities to these constituent groups of the Registrant and its subsidiaries and to the communities that they serve.  Pennsylvania corporate law specifically authorizes this type of provision.

ITEM 9.01      Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

Exhibit Number	Description
2.1	Plan of Reorganization dated January 14, 2008 among ENB Financial Corp, The Ephrata National Bank and The Ephrata Interim National Bank
2.2	Agreement and Plan of Merger dated January 14, 2008 between The Ephrata National Bank and The Ephrata Interim National Bank
3.1	Articles of Incorporation of ENB Financial Corp
3.2	Bylaws of ENB Financial Corp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ENB Financial Corp
(Registrant)

Dated: July 1, 2008	/s/ Aaron L. Groff, Jr.
Aaron L. Groff, Jr.
President and Chief Executive Officer

Exhibit Number	Description
2.1	Plan of Reorganization dated January 14, 2008 among ENB Financial Corp, The Ephrata National Bank and The Ephrata Interim National Bank
2.2	Agreement and Plan of Merger dated January 14, 2008 between The Ephrata National Bank and The Ephrata Interim National Bank
3.1	Articles of Incorporation of ENB Financial Corp
3.2	Bylaws of ENB Financial Corp